UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22888

Wildermuth Endowment Fund

(Exact name of registrant as specified in charter)

11525 Park Woods Circle, Ste. 200

Alpharetta, GA 30005

(Address of principal executive offices) (Zip code)

Daniel Wildermuth

Wildermuth Advisory, LLC

11525 Park Woods Circle, Ste. 200

Alpharetta, GA 30005

(Name and address of agent for service)

COPIES TO:

John H. Grady

DLA Piper (U.S.), LLP

1650 Market Street, Ste. 4900

Philadelphia, Pennsylvania 19103

Registrant's telephone number, including area code: (888) 889-8981

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

June 30, 2018

WWW.WILDERMUTHENDOWMENTFUND.COM ● 1-888-889-8981 ●
DISTRIBUTED BY WILDERMUTH SECURITIES, LLC AND
UMB DISTRIBUTION SERVICES, LLC (MEMBERS OF FINRA)

Wildermuth Endowment Fund

Table of Contents

Letter to Shareholders	2
Portfolio Review	5
Portfolio Composition	7
Schedule of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	23
Additional Information	36

Wildermuth Endowment Fund Letter to Shareholders June 30, 2018

Dear Investor:

We are pleased to present this semi-annual report for the Wildermuth Endowment Fund (the “Fund”) covering the 6-month period from January 1, 2018 to June 30, 2018.

During this period, the Fund’s Class A shares generated a total return of 1.09% versus 2.65% for the S&P 500® Total Return Index and -1.62% for the Bloomberg Barclays U.S Aggregate Bond Index. We are pleased that we continue to deliver strong performance with overall volatility that consistently remains below that of a 60 percent stock and 40 percent bond portfolio (as represented by a 60 percent S&P 500 and 40 percent Barclays Aggregate Bond portfolio). Notably, the 60% stock and 40% bond portfolio referenced also would have returned 0.94% over the same time period, or 0.15% less.

The Fund’s performance resulted from several asset classes within its diversified strategy delivering solid returns in the first half of the year including selective private equity holdings, nearly all real estate positions, U.S. equities, and some hedge fund holdings.

Private equity holdings continued to thrive. Ongoing growth and progress by some of the directly held companies resulted in solid increases in value. Holdings in private equity funds also fared well with several increases in value across different funds.

Real estate holdings continued to perform well. Value was recognized across the sector in various ways ranging from increases in the value of holdings to interest received to fees for financing activities. Overall, the sector provided solid and consistent returns to the portfolio.

Hedge funds provided more mixed results. Most holdings provided acceptable returns while also adding to the portfolio’s diversification. However, two hedge funds performed very poorly during the early February spike in volatility. In particularly, the LJM Fund, LP suffered losses of nearly 90% as their hedging strategy failed during the rapid rise in volatility. Another holding, the Esulep LLC, Permo Fund, also declined well into double digits with the large spike in volatility. Unfortunately, losses in these two positions more than offset all other gains from the hedge fund category and impacted the broader portfolio adversely. Fortunately, our standard risk mitigation practices limited the impact of the losses within these positions to about a 2% total portfolio loss, which was unfortunate, but not catastrophic. Both of these positions were eliminated in February as the companies wound down operations and returned all remaining investor capital.

The other investment category consisting of international equities, fixed income and loans also experienced losses on the year to date. International markets have generally struggled on the year, and both emerging and developed market allocations are down on the year. Fixed income holdings were mixed. Our direct loans and private funds positions provided reasonable returns on the year while most investments in broader traded fixed income markets experienced declines. Overall, the category as a whole provided positive yet minimal returns.

Looking forward to the second half of 2018, the ongoing strength of the U.S. and global economies provides much cause for optimism, but we expect public market equities to remain somewhat more volatile as concerns grow regarding trade policy, interest rate increases, and economy capacity constraints, particularly growing labor shortages. Valuations also remain somewhat elevated creating a potential headwind for the sector. With interest rates expected to increase from still very low levels, fixed income appears to offer little opportunity leading us to search out more unique opportunities outside of public markets.

Wildermuth Endowment Fund Letter to Shareholders - Continued June 30, 2018

We also remain very enthusiastic about opportunities within various alternatives sectors such as private equity, real estate and hedge funds. We believe specific investments within these areas provide us the potential to add attractive holdings to the portfolio with much lower correlation to increasingly volatile public markets. As a result, we believe we are well positioned to find and add attractive investments to the portfolio which may likely contribute to portfolio returns while seeking to limit overall portfolio volatility.

Thank you for your continued confidence and support.

Sincerely,

Daniel Wildermuth
President and Chief Executive Officer, and
Chairman and Trustee of the Fund

Risk Disclosure

Past performance is not a guarantee of future results.

Investing in the Fund involves risk, including those summarized below. Endowments have a long-term investment time horizon with low liquidity needs that can take advantage of many different asset classes. Investors should consider how closely their investment goals and needs match those of endowments. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund.

●	The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.

●

We do not expect a secondary market in the shares to develop. Even if any such market were to develop, closed-end fund shares trade frequently at a discount from net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering.

●

You should consider the shares to be an illiquid investment. Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, only a limited number of shares will be eligible for repurchase by us. Once each quarter, the Fund will offer to repurchase at net asset value (NAV) per share no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, in the sole discretion of the Board, but it is not expected that the Board will do so.

●

You should consider that you may not have immediate access to the money you invest for an indefinite period of time. An investment in our shares is not suitable for you if you need immediate access to the money you invest.

●	Endowments have a long-term investment time horizon with low liquidity needs. Investors should consider how closely their investment goals and needs match those of endowments.

●

Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Wildermuth Endowment Fund Letter to Shareholders - Continued June 30, 2018

●

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

●

When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer-specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

●

The Fund may invest in publicly-traded and non-traded REITs or privately offered pooled investment vehicles that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund. As a result, the Fund’s portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

●

REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

●

Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, and international economic, political and regulatory developments.

●

The Fund may invest in medium- and small-capitalization companies, which may be newly formed or have limited product lines, distribution channels and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large-capitalization companies.

●

The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. Accordingly, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, broad based index measuring intermediate term bonds. It is not possible to invest directly in an index.

Correlation measures the degree to which two securities move in relation to each other.

Wildermuth Endowment Fund Portfolio Review June 30, 2018 (Unaudited)

The Fund’s performance figures* for the period ended June 30, 2018, compared to its benchmarks:

	Three Years	Two Years	One Year	Annualized Since Inception[1]
Class A Shares	7.48%	11.14%	10.77%	10.56%
Class A Shares with Load[2]	5.29%	7.77%	4.15%	8.62%
S&P 500® Total Return Index**	11.93%	16.12%	14.37%	10.54%
Barclays U.S. Aggregate Bond Index***	1.72%	(0.36)%	(0.40)%	1.44%
		Two Years	One Year	Annualized Since Inception[3]
Class C Shares		10.31%	9.97%	11.28%
Class C Shares with Sales Charge[4]		10.31%	8.97%	11.28%
S&P 500® Total Return Index**		16.12%	14.37%	16.14%
Barclays U.S. Aggregate Bond Index***		(0.36)%	(0.40)%	1.17%
			One Year	Annualized Since Inception[5]
Class I Shares			11.42%	10.35%
S&P 500® Total Return Index**			14.37%	14.08%
Barclays U.S. Aggregate Bond Index***			(0.40)%	0.23%

[1]	Class A shares inception date is December 31, 2014.

[2]	Calculated using a maximum sales load. The maximum sales load was 6.00% from the Class A shares inception date through October 19, 2017. Effective October 20, 2017 the maximum sales load is 5.75%.

[3]	Class C shares inception date is March 14, 2016.

[4]	Class C shares are subject to a Contingent Deferred Sales Charge of 1.00% on any shares redeemed within 365 days of purchase.

[5]	Class I shares inception date is April 28, 2017.

*

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Class A shares have a total annual operating expense ratio of 3.99%, Class C shares have a total annual operating expense ratio of 4.74%, and Class I shares have has a total annual operating expense ratio of 3.74%, respectively, per the prospectus dated June 26, 2018.

**	The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

Wildermuth Endowment Fund Portfolio Review - Continued June 30, 2018 (Unaudited)

Holdings by type of Investment	% of Net Assets
Common Stocks	15.4%
Exchange Traded Funds	6.2
Commodity & Natural Resource Investments	3.9
Direct Real Estate	3.7
Hedge Funds	5.4
High Yield Loans	3.7
Private Equity	33.2
Private Equity Debt	2.5
Private Real Estate Investments	10.0
Public Real Estate Investments	1.0
Real Estate Loans	5.0
Warrants	0.6
Short-Term Investments, net	9.4
100.0%

Please refer to the Schedule of Investments in this Semi-Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Endowment Fund Portfolio Composition June 30, 2018 (Unaudited)

Country of Investment	Value	% of Net Assets
Argentina	$105,225	0.1%
Australia	455,673	0.5
Belgium	360,557	0.4
Bermuda	149,481	0.2
Canada	654,784	0.7
China	100,470	0.1
Finland	302,459	0.3
France	1,033,038	1.1
Germany	284,504	0.3
Ireland	6,785,602	7.3
Israel	294,456	0.3
Japan	2,257,040	2.4
South Korea	240,242	0.3
Luxembourg	1,176,625	1.3
Monaco	179,550	0.2
Netherlands	358,335	0.4
New Zealand	367,738	0.4
Singapore	321,452	0.3
Sweden	116,151	0.1
Switzerland	107,947	0.1
United Kingdom	455,843	0.5
United States	77,319,650	82.7
	$93,426,822	100.0%

Wildermuth Endowment Fund Schedule of Investments June 30, 2018 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS — 15.4%
	AGRICULTURE — 0.3%
9,800	Adecoagro SA(a)	$77,910
2,367	Sipef SA	164,709
		242,619
	AIRLINES — 0.2%
35,701	Qantas Airways, Ltd.	162,481

	AUTO MANUFACTURERS — 0.4%
18,200	Nissan Motor Co., Ltd.	177,128
3,300	Suzuki Motor Corp.	182,272
		359,400
	BANKS — 1.4%
2,050	BB&T Corp.	103,402
23,000	Chiba Bank, Ltd.	162,587
10,600	Deutsche Bank AG	114,131
1,196	JPMorgan Chase & Co.	124,623
5,300	KeyCorp	103,562
18,614	Mitsubishi UFJ Financial Group, Inc., ADR	105,169
2,850	Morgan Stanley	135,090
20,800	Oversea-Chinese Banking Corp., Ltd.	177,567
4,600	Sumitomo Mitsui Trust Holdings, Inc.	182,439
2,500	Toronto-Dominion Bank	144,650
		1,353,220
	BEVERAGES — 0.2%
686	Constellation Brands, Inc., Class A	150,145

	BUILDING MATERIALS — 0.6%
4,500	Asahi Glass Co., Ltd.	175,304
4,750	Continental Building Products, Inc.(a)	149,862
11,800	Nihon Flush Co., Ltd.	276,237
		601,403
	CHEMICALS — 0.1%
709	LyondellBasell Industries NV, Class A	77,884

	COMMERCIAL SERVICES — 0.6%
1,720	AMN Healthcare Services, Inc.(a)	100,792
1,370	ASGN, Inc.(a)	107,120
15,046	McMillan Shakespeare, Ltd.	177,862
769	S&P Global, Inc.	156,791
		542,565
	COMPUTERS — 0.1%
3,625	NCR Corp.(a)	108,677

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2018 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	DISTRIBUTION/WHOLESALE — 0.3%
16,407	Inchcape PLC	$169,074
2,600	Triton International, Ltd./Bermuda	79,716
		248,790
	DIVERSIFIED FINANCIAL SERVICES — 0.7%
4,950	Ally Financial, Inc.	130,036
1,470	Evercore, Inc., Class A	155,011
4,998	Intrum Justitia AB	116,151
1,550	LPL Financial Holdings, Inc.	101,587
32,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	196,741
		699,526
	ELECTRONICS — 0.3%
40,700	Japan Display, Inc.(a)	52,912
3,565	Orbotech, Ltd.(a)	220,317
		273,229
	ENERGY-ALTERNATE SOURCES — 0.2%
14,846	Innergex Renewable Energy, Inc.	155,852

	FOOD — 0.9%
4,335	Darling Ingredients, Inc.(a)	86,180
35,000	Huon Aquaculture Group, Ltd.	115,331
23,872	Synlait Milk, Ltd. - Australia(a)	185,720
23,500	Synlait Milk, Ltd. - New Zealand(a)	182,018
530	Tyson Foods, Inc., Class A	36,490
5,409	United Natural Foods, Inc.(a)	230,748
		836,487
	HAND/MACHINE TOOLS — 0.2%
1,150	Snap-on, Inc.	184,828

	HEALTHCARE-PRODUCTS — 0.3%
3,300	Boston Scientific Corp.(a)	107,910
1,850	Henry Schein, Inc.(a)	134,384
		242,294
	HEALTHCARE-SERVICES — 0.6%
4,866	Encompass Health Corp.	329,526
2,121	Fresenius SE & Co. KGaA	170,373
2,050	Medpace Holdings, Inc.(a)	88,150
		588,049
	HOME BUILDERS — 0.1%
3,475	MDC Holdings, Inc.	106,926

	HOME FURNISHINGS — 0.2%
12,229	Panasonic Corp.	164,890

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2018 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	HOUSEHOLD PRODUCTS/WARES — 0.2%
2,750	Church & Dwight Co., Inc.	$146,190

	INTERNET — 0.2%
678	Iliad SA	107,142
1,000	YY, Inc., ADR(a)	100,470
		207,612
	IRON/STEEL — 0.2%
4,950	Ternium SA, ADR	172,359

	LEISURE TIME — 0.5%
8,000	Basic-Fit NV(a)(b)	269,936
2,444	Norwegian Cruise Line Holdings, Ltd.(a)	115,479
940	Royal Caribbean Cruises, Ltd.	97,384
		482,799
	LODGING — 0.2%
1,300	Marriott International, Inc., Class A	164,580

	MACHINERY-DIVERSIFIED — 0.5%
394	Deere & Co.	55,081
9,300	Eagle Industry Co., Ltd.	149,620
1,505	Zebra Technologies Corp., Class A(a)	215,591
		420,292
	METAL FABRICATE/HARDWARE — 0.2%
8,800	Atkore International Group, Inc.(a)	182,776

	MINING — 0.4%
7,665	Coeur Mining, Inc.(a)	58,254
17,872	Hudbay Minerals, Inc.	100,083
558	Kaiser Aluminum Corp.	58,094
2,200	Rio Tinto PLC, ADR	122,056
20,580	Yamana Gold, Inc.	59,682
		398,169
	OIL & GAS — 0.8%
4,700	Antero Midstream Partners LP	138,744
4,375	EQT GP Holdings LP	102,856
2,663	Marathon Oil Corp.	55,550
3,855	Neste Oyj	302,459
950	PBF Energy, Inc., Class A	39,833
3,200	SRC Energy, Inc.(a)	35,264
685	Valero Energy Corp.	75,919
1,700	WildHorse Resource Development Corp.(a)	43,112
		793,737

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2018 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	OIL & GAS SERVICES — 0.3%
6,700	ProPetro Holding Corp.(a)	$105,056
10,299	Subsea 7 SA	164,713
		269,769
	PHARMACEUTICALS — 1.0%
7,826	Daiichi Sankyo Co., Ltd.	299,361
1,525	Eli Lilly & Co.	130,128
909	Johnson & Johnson	110,298
7,661	Mitsubishi Tanabe Pharma Corp.	132,381
1,429	Novartis AG, ADR	107,947
2,491	UCB SA	195,848
		975,963
	PIPELINES — 0.6%
814	Buckeye Partners LP	28,612
2,000	CNX Midstream Partners LP	38,780
964	DCP Midstream LP	38,126
2,340	Energy Transfer Equity LP	40,365
1,725	EQT Midstream Partners LP	88,993
1,716	Genesis Energy LP	37,598
725	Pembina Pipeline Corp.	25,085
713	Phillips 66 Partners LP	36,406
8,800	Plains All American Pipeline LP	208,032
984	Spectra Energy Partners LP	34,853
2,250	Transportadora de Gas del Sur SA, ADR	27,315
		604,165
	RETAIL — 0.7%
1,412	Asbury Automotive Group, Inc.(a)	96,793
2,150	Caleres, Inc.	73,938
1,720	CVS Health Corp.	110,682
340	Domino's Pizza, Inc.	95,938
4,425	MTY Food Group, Inc.	169,431
470	O'Reilly Automotive, Inc.(a)	128,578
		675,360
	SAVINGS & LOANS — 0.1%
3,990	Sterling Bancorp	93,765

	SEMICONDUCTORS — 1.4%
593	Broadcom, Ltd.	143,886
3,174	Intel Corp.	157,780
1,125	KLA-Tencor Corp.	115,346
1,028	Lam Research Corp.	177,690
17,000	NEPES Corp.	240,242
809	NXP Semiconductors NV(a)	88,399
2,195	Qorvo, Inc.(a)	175,973

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2018 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	SEMICONDUCTORS (Continued)
3,000	SMART Global Holdings, Inc.(a)	$95,610
1,337	Texas Instruments, Inc.	147,404
		1,342,330
	SOFTWARE — 0.1%
759	Check Point Software Technologies, Ltd.(a)	74,139

	TRANSPORTATION — 0.3%
22,500	Costamare, Inc.	179,550
26,426	Teekay Offshore Partners LP	69,765
		249,315

	TOTAL COMMON STOCKS (Cost $12,746,062)	14,352,585

	EXCHANGE TRADED FUNDS — 6.2%
	DEBT FUNDS — 2.3%
6,865	iShares Emerging Markets High Yield Bond	315,721
8,680	iShares Global High Yield Corporate Bond	425,320
1,118	iShares iBoxx $High Yield Corporate Bond	95,119
2,278	iShares iBoxx $Investment Grade Corporate Bond	260,991
7,792	iShares J.P. Morgan Emerging Markets Local Currency Bond(a)	345,575
2,450	iShares TIPS Bond	276,532
8,400	PowerShares International Corporate Bond Portfolio	219,576
1,860	SPDR Bloomberg Barclays International Corporate Bond	62,905
2,156	SPDR Citi International Government Inflation-Protected Bond	116,941
		2,118,680
	EQUITY FUNDS — 3.9%
10,304	iShares MSCI All Peru Capped	404,432
10,247	iShares MSCI Brazil Capped	328,416
8,168	iShares MSCI Chile Capped	376,055
11,850	iShares MSCI Frontier 100	341,399
11,415	iShares MSCI India	380,005
10,732	iShares MSCI Philippines	323,570
15,146	iShares MSCI Poland Capped	329,880
11,056	iShares MSCI Taiwan	398,016
4,478	iShares MSCI Thailand Capped	368,405
18,892	VanEck Vectors Russia	401,266
		3,651,444

	TOTAL EXCHANGE TRADED FUNDS (Cost $5,761,692)	5,770,124

	COMMODITY & NATURAL RESOURCE INVESTMENTS — 3.9%
—	Casillas Petroleum Resource Partners, LLC(b)(c)(d)(e)(f)	1,540,947

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2018 (Unaudited)

Shares, Principal Amount, or Units		Value
	COMMODITY & NATURAL RESOURCE INVESTMENTS (CONTINUED)
—	Kayne Anderson Energy Fund VII LP(b)(c)(g)	$2,111,764
	TOTAL COMMODITY & NATURAL RESOURCE INVESTMENTS (Cost $2,420,640)	3,652,711

	DIRECT REAL ESTATE — 3.7%
—	Brookwood SFL Investor Co-Investment Vehicle, LLC(b)(c)(h)	1,405,642
—	Polara Builder II, LLC(b)(c)(d)(e)(f)(h)	1,092,631
—	RS17 Rexburg Preferred LLC(b)(c)(e)(f)(h)	1,000,000
	TOTAL DIRECT REAL ESTATE (Cost $3,212,982)	3,498,273

	HEDGE FUNDS — 5.4%
—	Condire Resource Partners LP(b)(c)(g)	1,869,572
—	EJF Trust Preferred Fund LP(b)(c)(g)	1,136,771
—	Rosebrook Opportunities Fund LP(b)(c)(g)(h)	2,008,124
	TOTAL HEDGE FUNDS (Cost $4,751,486)	5,014,467

	HIGH YIELD LOANS — 3.7%
$500,000	Atlanta Healthcare Property Consultants, LLC, 18.00%, 7/18/2018(b)(c)(e)(f)	530,000
—	Direct Lending Income Fund LP(b)(c)(g)	1,868,651
1,000,000	Doctor's Hospice of Georgia, Inc., 18.00%, 7/18/2018(b)(c)(e)(f)	1,060,000
	TOTAL HIGH YIELD LOANS (Cost $3,143,860)	3,458,651

	PRIVATE EQUITY — 33.2%
—	Abbott Secondary Opportunities LP(b)(c)(g)	458,206
144	Atlas Fintech Holdings Corp.(b)(c)(d)(e)(f)	1,656,000
—	Auda Capital SCS SICAV SIF- Auda Asia Secondary Fund(b)(c)(d)	1,004,266
2,500	Clear Guide Medical, Inc. - Series A Preferred Stock(b)(c)(d)(e)(f)(h)	3,479,225
134,898	Clear Guide Medical, Inc. - Series A-2 Preferred Stock(b)(c)(d)(e)(f)(h)	667,745
—	Committed Advisors Secondary Fund III(b)(c)(g)	925,896
2,033,849	DSI Digital, LLC - Series A Convertible Preferred Units(b)(c)(d)(e)(f)	3,000,000
—	EJF Sidecar Fund, Series LLC - Small Financial Equities Series(b)(c)(g)	584,245
10	GPB Automotive Portfolio LP(b)(c)(e)(f)(g)	457,314
—	Gravity Ranch Fund I LP(b)(c)(e)(f)(g)(h)	593,504
—	Greenspring Opportunities V, LP(b)(c)(g)	89,682
3,500,000	Metro Diner, LLC - Series B Units(b)(c)(d)(e)(f)	3,500,000
1,880,968	Metro Diner, LLC - Series II Common Units(b)(c)(d)(e)(f)	2,575,056
—	PineBridge Secondary Partners IV SLP(b)(c)(g)	361,399
—	Star Mountain Diversified Small Business Access Fund II LP(b)(c)(g)	841,966
337,207	Tout, Inc. - Series C Preferred Stock(b)(c)(d)(e)(f)	1,842,086
674,136	Tout, Inc. - Series D Preferred Stock(b)(c)(d)(e)(f)	2,753,310
313,520	Waratek, Ltd. - Series B-1 Shares(b)(c)(d)(e)(f)(h)	1,830,239
756,826	Waratek, Ltd. - Series B-2 Shares(b)(c)(d)(e)(f)(h)	4,418,132
	TOTAL PRIVATE EQUITY (Cost $24,161,380)	31,038,271

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2018 (Unaudited)

Shares, Principal Amount, or Units		Value
	PRIVATE EQUITY DEBT — 2.5%
$750,000	Clear Guide Medical, Inc. - Convertible Note, 10.00%, 7/6/2018(b)(c)(e)(f)	$780,000
1,600,000	Schweizer - RSG, LLC - Promissory Note, 12.09%, 1/22/2021(b)(c)(e)(f)(i)	1,600,000
	TOTAL PRIVATE EQUITY DEBT (Cost $2,318,000)	2,380,000

	PRIVATE REAL ESTATE INVESTMENTS — 10.0%
95,075	ARCTRUST, Inc.(b)(c)(e)(f)	1,348,168
101,470	Cottonwood Residential, Inc.(b)(c)(e)(f)(g)	1,939,092
—	Harbert Seniors Housing Fund I LP(b)(c)(g)	1,253,554
—	PCG Select Series I LLC - Series A Preferred Stock(b)(c)(g)	800,000
426	PRISA III Fund LP(b)(c)(g)	705,844
—	RRA Credit Opportunity Fund LP(b)(c)(g)(h)	1,814,785
56	Shopoff Land Fund III LP(b)(c)(e)(f)(g)	42,884
—	Stonehill Strategic Hotel Credit Opportunity Fund II LP(b)(c)(g)	974,858
—	Walton Street Real Estate Fund VIII LP(b)(c)(g)	478,551
	TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $8,200,109)	9,357,736

	PUBLIC REAL ESTATE INVESTMENTS — 1.0%
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS — 1.0%
111,521	Behringer Harvard Opportunity(b)(c)(e)(f)	217,466
18,060	Black Creek Diversified Property Fund, Inc.(b)(c)(e)(f)	134,731
136,771	Highlands REIT, Inc.(b)(c)	45,135
153,283	Inventrust Properties Corp.(b)(c)	481,308
3,330	Phillips Edison Grocery Center(b)(c)(e)(f)	36,795
		915,435
	PUBLIC NON-TRADED REAL ESTATE LIMITED PARTNERSHIP — 0.0%
1,725	Uniprop Manufactured Housing Communities Income Fund II(b)(c)(e)(f)(g)	12,610
	TOTAL PUBLIC REAL ESTATE INVESTMENTS (Cost $773,138)	928,045

	REAL ESTATE LOANS — 5.0%
$371,213	Airport Center Development Partners, LLC, 9.50%, 9/17/2018(b)(c)(e)(f)	371,213
400,000	Dog Wood Park of Northeast Florida, LLC, 9.50%, 7/21/2018(b)(c)(e)(f)	400,000
400,000	Hauiki Hui, LLC, 9.50%, 8/1/2018(b)(c)(e)(f)	400,000
989,280	Park City (PCG), 10.5%, 3/12/2019(b)(c)(e)(f)	989,280
500,000	Saratoga Springs Partners, LLC, 9.50%, 8/1/2018(b)(c)(e)(f)	500,000
2,000,000	Westgate at Powers, LLC, 10.500%, 6/21/2019(b)(c)(e)(f)	2,000,000
	TOTAL REAL ESTATE LOANS (Cost $4,432,243)	4,660,493

See accompanying notes to financial statements.

Wildermuth Endowment Fund Schedule of Investments - Continued June 30, 2018 (Unaudited)

Shares, Principal Amount, or Units		Value
	WARRANTS — 0.6%
100	Atlas Fintech Holdings Corp., Exercise Price $13,000, Notional: $1,300,000, 12/20/2021(a)(b)(c)(d)(e)(f)	$0
44	Atlas Fintech Holdings Corp., Exercise Price $14,950, Notional: $657,800, 8/9/2022(a)(b)(c)(d)(e)(f)	0
1,442	Schweizer RSG, LLC, Exercise Price $112.50, Notional: $162,225, 1/22/2028(a)(b)(c)(e)(f)	0
92,212	Waratek, Ltd. - Series B-1 Shares, Exercise Price 0.01 Euro, Notional: 922 Euro, 01/22/2028(b)(c)(d)(e)(f)(h)	537,230
	TOTAL WARRANTS (Cost $0)	537,230

	SHORT-TERM INVESTMENTS — 7.9%
7,371,946	Fidelity Institutional Government Portfolio - Institutional Class, 1.77%(j)	7,371,946
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,371,946)	7,371,946

	TOTAL INVESTMENTS — 98.5% (Cost $79,293,538)	92,020,532
	Other assets less liabilities — 1.5%	1,406,290
	TOTAL NET ASSETS —100.0%	$93,426,822

ADR – American Depositary Receipt

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SLP – Special Limited Partnership

(a)	Non-income Producing

(b)

Restricted Security. As of June 30, 2018 these securities amounted to $64,795,813 representing 69.35% of total net assets. Please refer to Note 7, Investments in Restricted Securities, in the Notes to the Financial Statements.

(c)	Illiquid Security. As of June 30, 2018 these securities amounted to $64,525,877 representing 69.07% of total net assets.

(d)	Private Investment Company. As of June 30, 2018 these securities amounted to $29,896,867 representing 32.00% of total net assets.

(e)	Level 3 security in accordance with fair value hierarchy.

(f)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. As of June 30, 2018 these securities amounted to $43,305,658 representing 46.35% of total net assets.

(g)	Private Fund. As of June 30, 2018 these securities amounted to $21,329,272 representing 22.83% of total net assets.

(h)	Denotes an investment in an affiliated entity. Please refer to Note 8, Investments in Affiliated Issuers, in the Notes to the Financial Statements.

(i)	Variable Rate Security

(j)	Represents the current rate as of June 30, 2018.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Assets and Liabilities As of June 30, 2018 (Unaudited)

Assets:
Investments in unaffiliated issuers at value (cost $63,734,785)	$73,173,275
Investments in affiliated issuers at value (cost $15,558,753)	18,847,257
Receivables:
Due from Adviser	135,271
Dividends and interest	539,754
Fund shares sold	934,587
Prepaid expenses	33,760
Total assets	93,663,904

Liabilities:
Payables:
Professional fees	118,780
Shareholder servicing fees	26,125
Transfer agent fees and expenses	29,113
Fund accounting & administration	14,776
Custody fees	6,215
Distribution fees	13,832
Accrued other liabilities	28,241
Total liabilities	237,082
Net Assets	$93,426,822

Net Assets Consist of:
Paid in capital (unlimited shares authorized, 25,000,000 shares registered, no par value)	$81,850,785
Accumulated net investment loss	(101,016)
Accumulated net realized loss on investments	(1,048,442)
Net unrealized appreciation (depreciation) on:
Investments	12,726,994
Foreign currency translations	(1,499)
Net Assets	$93,426,822

Net Assets:
Class A	$63,765,642
Class C	27,368,253
Class I	2,292,927
Net Assets	$93,426,822

Shares of Beneficial Interest Issued and Outstanding:
Class A shares	4,826,420
Class C shares	2,109,869
Class I shares	172,491
Total Shares Outstanding	7,108,780

Net Asset Value, Offering Price and Redemption Proceeds per Share(1)
Class A	$13.21
Class C(2)	$12.97
Class I	$13.29
Class A - Maximum offering price per share (Net asset value per share divided by 0.9425)(3)	$14.02

(1)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

(2)	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase.

(3)	Reflects a maximum sales charge of 5.75%.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Operations For the six months ended June 30, 2018 (Unaudited)

Investment Income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $10,448)	$508,015
Dividends from affiliated issuers (net of foreign withholding taxes of $0)	37,441
Interest	535,137
Total investment income	1,080,593

Expenses:
Advisory fees (see Note 4)	640,197
Legal fees	211,907
Audit fees	97,271
Accounting & administration servicing fees	83,783
Shareholder servicing fees - Class A	79,295
Distribution fees - Class C	78,713
Transfer agent fees	76,529
Trustees' fees	35,800
Printing and postage expenses	35,786
Miscellaneous expenses	32,400
Registration fees	31,204
Chief compliance officer fees	27,325
Shareholder servicing fees - Class C	26,238
Chief financial officer fees	25,541
Custodian fees	13,846
Insurance expense	9,775
Total expenses	1,505,610
Expenses waived and reimbursed from Adviser (see Note 4)	(361,070)
Net expenses	1,144,540
Net investment loss	(63,947)

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized loss on:
Investments	(1,806,394)
Foreign currency transactions	(39,702)
Total net realized loss	(1,846,096)
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	1,601,868
Investments in affiliated issuers	1,332,081
Foreign currency translations	24,518
Total net change in unrealized appreciation	2,958,467
Net realized and unrealized gain on investments and foreign currency	1,112,371

Net Increase in Net Assets from Operations	$1,048,424

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statements of Changes in Net Assets

	For the six months ended June 30, 2018 (Unaudited)	For the year ended December 31, 2017
Change in Net Assets From:
Operations:
Net investment loss	$(63,947)	$(275,618)
Net realized gain (loss) on investments	(1,846,096)	1,650,549
Distributions of realized gains by underlying investment companies	—	1,016
Net change in unrealized appreciation on investments	2,958,467	7,127,709
Net increase in net assets resulting from operations	1,048,424	8,503,656

Distributions to Shareholders:
From return of capital - Class A	(691,296)	(635,374)
From return of capital - Class C	(265,401)	(158,005)
From return of capital - Class I	(12,189)	(181	)(1)
From net realized gains - Class A	—	(841,001)
From net realized gains - Class C	—	(254,006)
From net realized gains - Class I	—	(3,838	)(1)
Total distributions to shareholders	(968,886)	(1,892,405)

Capital Share Transactions:
Net proceeds from Class A shares sold	6,062,486	27,369,426
Net proceeds from Class C shares sold	9,163,447	12,129,974
Net proceeds from Class I shares sold	2,103,510	271,389	(1)
Reinvestment of distributions from Class A shares	229,835	978,879
Reinvestment of distributions from Class C shares	139,046	389,638
Reinvestment of distributions from Class I shares	5,492	3,736	(1)
Cost of Class A shares redeemed	(4,196,673)	(3,788,422)
Cost of Class C shares redeemed	(332,902)	(319,132)
Cost of Class I shares redeemed	(113,248)	—	(1)
Redemption fees	—	2,666
Net increase from capital share transactions	13,060,993	37,038,154

Net change in net assets	13,140,531	43,649,405

Net Assets:
Beginning of period	80,286,291	36,636,886
End of period	$93,426,822	$80,286,291

Accumulated net investment loss	$(101,016)	$(37,069)

Transactions in Shares:
Issuance of Class A shares	463,885	2,205,487
Issuance of Class C shares	708,878	988,431
Issuance of Class I Shares	159,251	21,051	(1)
Class A shares reinvested	17,531	77,225
Class C shares reinvested	10,803	31,088
Class I shares reinvested	416	288	(1)
Class A shares redeemed	(316,838)	(303,960)
Class C shares redeemed	(25,509)	(25,841)
Class I shares redeemed	(8,515)	—	(1)
Net increase in shares of beneficial interest outstanding	1,009,902	2,993,769

(1)	Reflects operations for the period from April 28, 2017 (inception date) to December 31, 2017.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Statement of Cash Flows (Unaudited)

For the six months ended June 30, 2018
Cash flows from operating activities:
Net increase in net assets from operations	$1,048,424
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(24,283,444)
Purchase of short term investments, net	(2,693,856)
Proceeds from sale of investments	17,786,627
Net realized loss from investments	1,806,394
Net realized paydown gains	(108,447)
Net unrealized appreciation on investments	(2,933,949)
Return of capital and non-income distributions received	957,683

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due from Investment Adviser	(135,271)
Dividend and interest receivable	(317,179)
Receivable for securities sold	245,113
Miscellaneous receivable	1,609
Prepaid expenses and other assets	(9,989)
Increase/(Decrease) in liabilities:
Payable to custodian	(2,747,180)
Payable to Investment Adviser	(10,690)
Payable for professional fees	66,510
Payable for shareholder servicing fees	1,767
Payable for fund accounting and administration fees	377
Payable for custody fees	1,048
Payables for transfer agent fees and expenses	9,858
Payable for distribution fees	2,751
Accrued expenses and other liabilities	2,980
Net cash used in operating activities	(11,308,864)

Cash flows from financing activities:
Proceeds from shares sold	16,426,200
Cost of shares redeemed	(4,642,823)
Cash distributions paid, net of reinvestment	(594,513)
Net cash provided by financing activities	11,188,864

Net decrease in cash	(120,000)
Cash at beginning of year	120,000
Cash at end of period	$—

Supplemental disclosure of non-cash activity:
Reinvestment of distributions	$374,373

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class A

Per share income and capital changes for a share outstanding throughout each period.

	For the six months ended June 30, 2018 (Unaudited)		For the year ended December 31, 2017(10)	For the year ended December 31, 2016(10)	For the period ended December 31, 2015(11)

Net asset value, beginning of period	$13.21		$11.81	$10.79	$10.00

Income from Investment Operations:
Net investment income (loss)(1)	0.00	(6)	(0.04)	0.01	0.05
Net realized and unrealized gain	0.14		1.80	1.19	0.93	(12)
Total from investment operations	0.14		1.76	1.20	0.98
Less Distributions:
From net investment income	—		—	—	(0.03)
From return of capital	(0.14	)(7)	(0.18)	(0.18)	(0.16)
From net realized gains	—		(0.18)	—	—
Total distributions	(0.14)		(0.36)	(0.18)	(0.19)

Net asset value, end of period	$13.21		$13.21	$11.81	$10.79

Total return(2)	1.09	%(8)	15.07%	11.27%	9.74	%(8)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,766		$61,568	$31,686	$14,467
Ratio of expenses before waivers to average net assets(3)	3.34	%(9)	3.32%	4.73%	16.65	%(9)
Ratio of net expenses to average net assets(3)(4)	2.50	%(9)	2.50%	2.50%	2.50	%(9)
Ratio of net investment income (loss) to average net assets(3)(5)	0.02	%(9)	(0.35)%	0.07%	0.49	%(9)
Portfolio turnover rate	21	%(8)	51%	55%	107	%(8)

(1)	Per share amounts calculated using the average shares method.

(2)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a maximum sales load of offering price. If the sales charge was included total returns would be lower. The maximum sales load in 2016 and 2015 was 6.00% of offering price. Effective October 20, 2017 the maximum sales load was changed to 5.75% of offering price.

(3)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by Adviser.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	This amount represents less than $0.01 per share.

(7)

The amounts and sources of distributions reported in this report reflect the estimates in order to comply with SEC regulations and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV in early 2019 for the 2018 calendar year that will tell you how to report these distributions for federal income tax purposes (e.g., ordinary income, long-term capital gain or return of capital).

(8)	Not annualized.

(9)	Annualized.

(10)	Redemption fees consisted of per share amounts of less than $0.01

(11)	The Wildermuth Endowment Fund commenced operations on January 2, 2015 (inception date 12/31/2014).

(12)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended December 31, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class C

Per share income and capital changes for a share outstanding throughout each period.

	For the six months ended June 30, 2018 (Unaudited)		For the year ended December 31, 2017	For the period ended December 31, 2016(9)

Net asset value, beginning of period	$13.02		$11.73	$10.68

Income from Investment Operations:
Net investment loss(1)	(0.05)		(0.13)	(0.07)
Net realized and unrealized gain	0.14		1.78	1.25
Total from investment operations	0.09		1.65	1.18
Less Distributions:
From return of capital	(0.14	)(6)	(0.18)	(0.13)
From net realized gains	—		(0.18)	—
Total distributions	(0.14)		(0.36)	(0.13)

Net asset value, end of period	$12.97		$13.02	$11.73

Total return(2)	0.72	%(7)	14.23%	11.10	%(7)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,368		$18,435	$4,951
Ratio of expenses before waivers to average net assets(3)	4.09	%(8)	4.07%	5.63	%(8)
Ratio of net expenses to average net assets(3)(4)	3.25	%(8)	3.25%	3.25	%(8)
Ratio of net investment loss to average net assets(3)(5)	(0.71	)%(8)	(1.08)%	(0.77	)%(8)
Portfolio turnover rate	21	%(7)	51%	55	%(7)

(1)	Per share amounts calculated using the average shares method.

(2)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase. If the sales charge was included total returns would be lower.

(3)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by Adviser.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)

The amounts and sources of distributions reported in this report reflect the estimates in order to comply with SEC regulations and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV in early 2019 for the 2018 calendar year that will tell you how to report these distributions for federal income tax purposes (e.g., ordinary income, long-term capital gain or return of capital).

(7)	Not annualized.

(8)	Annualized.

(9)	Reflects operations for the period from March 14, 2016 (inception date) to December 31, 2016.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Financial Highlights – Class I

Per share income and capital changes for a share outstanding throughout each period.

	For the six months ended June 30, 2018 (Unaudited)		For the period ended December 31, 2017(8)

Net asset value, beginning of period	$13.27		$12.26

Income from Investment Operations:
Net investment income(1)	0.02		0.02
Net realized and unrealized gain	0.14		1.30
Total from investment operations	0.16		1.32
Less Distributions:
From return of capital	(0.14	)(7)	(0.13)
From net realized gains	—		(0.18)
Total distributions	(0.14)		(0.31)

Net asset value, end of period	$13.29		$13.27

Total return(2)	1.24%		10.87%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,293		$283
Ratio of expenses before waivers to average net assets(3)(4)	3.09%		3.24%
Ratio of net expenses to average net assets(3)(4)(5)	2.25%		2.25%
Ratio of net investment income to average net assets(3)(4)(6)	0.43%		0.26%
Portfolio turnover rate(2)	21%		51%

(1)	Per share amounts calculated using the average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by Adviser.

(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(7)

The amounts and sources of distributions reported in this report reflect the estimates in order to comply with SEC regulations and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV in early 2019 for the 2018 calendar year that will tell you how to report these distributions for federal income tax purposes (e.g., ordinary income, long-term capital gain or return of capital).

(8)	Reflects operations for the period from April 28, 2017 (inception date) to December 31, 2017.

See accompanying notes to financial statements.

Wildermuth Endowment Fund Notes to Financial Statements June 30, 2018 (Unaudited)

1. ORGANIZATION

Wildermuth Endowment Fund (the “Fund”), formerly known as the Wildermuth Endowment Strategy Fund, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013, and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

The Fund is engaged in a continuous offering, up to a maximum of 25 million shares of beneficial interest, and will operate as an interval fund that will offer to make quarterly repurchases of shares at the Fund’s net asset value (“NAV”). The Fund currently offers three different classes of shares: Class A, Class C, and Class I shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and follows the accounting and reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financials Services – Investment Companies.

Investment Valuation – For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Committee shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price, or, in the case of securities not reported by NASDAQ, a comparable source, as the Fair Value Committee deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

Non U.S. dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

If market quotations are not readily available, securities are valued at fair values as determined in good faith by the Board of Trustees (the “Board”). The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to the Fair Value Committee, subject to Valuation Committee and ultimately Board oversight. The Fair Value Committee will provide

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

the Valuation Committee and the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. As appropriate, the Valuation Committee and the Board will review any securities valued by the Fair Value Committee in accordance with the Fund’s valuation policies during these periodic reports.

Investments in privately placed debt instruments initially will be valued at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value.

As a general matter, the fair value of the Fund’s interest in Investment Funds that are Hedge Funds, Private Equity Funds, Private Real Estate Funds and Non-Traded REITs (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Fair Value Committee, acting under the Valuation Committee and ultimately the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Fair Value Committee will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. Eastern Time. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations, as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Fund’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Fund’s Fair Valuation Committee on an ongoing basis as information becomes available but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Fund’s Board on a quarterly basis. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Fund determines its net asset value per share.

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Funds net asset value as a practical expedient. Investments measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of June 30, 2018:

			Fair Value Measurements at the End of the Reporting Period Using
Investment in Securities	Practical Expedient**		Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Common Stocks*	$—		$14,352,585	$—	$—	$14,352,585
Exchange Traded Funds*	—		5,770,124	—	—	5,770,124
Commodity & Natural Resource Investments	2,111,764	(1)(8)(9)	—	—	1,540,947	3,652,711
Direct Real Estate	1,405,642	(2)(8)(9)	—	—	2,092,631	3,498,273
Hedge Funds	5,014,467	(3)(8)(9)	—	—	—	5,014,467
High Yield Loans	1,868,651	(4)(8)(9)	—	—	1,590,000	3,458,651
Private Equity	4,265,660	(5)(8)(10)	—	—	26,772,611	31,038,271
Private Equity Debt	—		—	—	2,380,000	2,380,000
Private Real Estate Investments	6,027,592	(6)(8)(9)	—	—	3,330,144	9,357,736
Public Real Estate Investments*	526,443	(7)(8)(9)	—	—	401,602	928,045
Real Estate Loans	—		—	—	4,660,493	4,660,493
Warrants	—		—	—	537,230	537,230
Short-Term Investments	—		7,371,946	—	—	7,371,946
Total	$21,220,219		$27,494,655	$—	$43,305,658	$92,020,532

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

(1)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Kayne Anderson Energy Fund VII LP	Not Applicable	Not Applicable	Capital Gains	Purchase oil and gas companies; extraction and production companies.	N/A

(2)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Brookwood SFL Investor Co-Investment Vehicle, LLC	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate	N/A

(3)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Condire Resource Partners LP	Quarterly	45 days	Capital Gains	Long/short mining and energy	12 months
	EJF Trust Preferred Fund LP	Not Applicable	Not Applicable	Capital Gains and Income	Event driven with focus on financials	3 years
	Rosebrook Opportunities Fund LP	Quarterly	Not Applicable	Capital Appreciation	Buying distressed hedge fund assets	N/A

(4)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Direct Lending Income Fund LP	Quarterly	35 days	Current Income	Buying existing small business loans	N/A

(5)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Abbot Secondary Opportunities LP	Not Applicable	Not Applicable	Capital Gains	Purchase private equity funds on secondary market	N/A
	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	Not Applicable	Not Applicable	Capital Gains and Dividends	Luxembourg Limited Partnership by interest qualifying as an investment fund with variable capital – specialized investment fund	N/A
	Committed Advisors Secondary Fund III	Not Applicable	Not Applicable	Capital Gains	Private equity fund with a global focus	N/A
	EJF Sidecar Fund, Series LLC - Small Financial Equities Series	Not Applicable	Not Applicable	Capital Gains and Dividends

Invests in equity of small depository institutions, including without limitation financial institutions that are impacted directly or indirectly by: (1) bank and thrift recapitalizations and/or restructurings; (2) merger and acquisition activity; and (3) government financial reform related policies.

N/A
	Greenspring Opportunities V, LP	Not Applicable	Not Applicable	Capital Gains	Direct investments in growth stage companies	N/A
	Pinebridge Secondary Partners IV SLP	Not Applicable	Not Applicable	Capital Appreciation	Private equity fund of funds	N/A
	Star Mountain Diversified Small Business Access Fund II LP	Not Applicable	Not Applicable	Capital Appreciation	Structured Credit	N/A

(6)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Harbert Seniors Housing Fund I LP	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	N/A
	PCG Select Series I LLC - Series A Preferred Stock	Not Applicable	Not Applicable	Income	Real estate loans	N/A
	PRISA III Fund LP	Quarterly	15 days	Capital Appreciation and Income	Diversified value-add real estate portfolio that targets above average real estate returns.	N/A
	RRA Credit Opportunity Fund LP	Not Applicable	Not Applicable	Current Income	Real estate backed lending	N/A
	Stonehill Strategic Hotel Credit Opportunity Fund II LP	Not Applicable	Not Applicable	Current Income	Value added lending to hospitality assets	N/A
	Walton Street Real Estate Fund VIII LP	Not Applicable	Not Applicable	Capital Gains	Value added real estate	N/A

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

(7)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Highlands REIT, Inc.	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate Investment Trust	N/A
	Inventrust Properties Corp.	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate Investment Trust	N/A

(8)

Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(9)	These investments are domiciled in the United States.

(10)	These investments are domiciled in the United States with the exception of Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund and Committed Advisors Secondary Fund III.

For the period ended June 30, 2018, there were no transfers in and out of Level 1, Level 2, and Level 3. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2018	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net realized gain	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance June 30, 2018
Wildermuth Endowment Fund
Commodity & Natural Resource Investments	$1,411,506	$—	$—	$—	$—	$—	$—	$129,441	$1,540,947
Direct Real Estate	1,000,000	—	—	1,067,990	—	—	(33,776)	58,417	2,092,631
High Yield Loans	1,590,000	—	—	—	—	—	—	—	1,590,000
Private Equity	17,801,267	—	—	5,231,783	—	—	—	3,739,561	26,772,611
Private Equity Debt	3,080,544	—	—	2,100,000	(2,700,000)*	—	(32,000)	(68,544)	2,380,000
Private Real Estate Investments	3,336,600	—	—	—	—	—	(2,231)	(4,225)	3,330,144
Public Real Estate Investments	410,794	—	—	—	—	—	—	(9,192)	401,602
Real Estate Loans	2,188,097	—	—	4,000,000	(1,527,605)	108,535	(239,439)	130,905	4,660,493
Warrants	—	—	—	—	—	—	—	537,230	537,230
	$30,818,808	$—	$—	$12,399,773	$(4,227,605)	$108,535	$(307,446)	$4,513,593	$43,305,658

*	Includes $2,700,000 of private equity debt that was converted into private equity shares during the period.

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of December 31, 2017 and held throughout the period ended June 30, 2018 is $2,884,008.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

The following is a summary of quantative information about significant unobservable valuation inputs determined by management for Level 3 Fair Value Measurements for investments held as of June 30, 2018:

Type of Level 3 Investment	Fair Value as of June 30, 2018	Valuation Technique	Unobservable Inputs	Range
Commodity & Natural Resource Investments	$ 1,540,947	Discounted Cash Flow	NYMEX future strip for WTI crude oil	$56.14/bbl - $71.44/bbl
			NYMEX future strip for Henry Hub gas	$2.64/MMBTU - $2.95/MMBTU
			Discount Rate	10%
Private Equity	$ 14,817,422	Income Approach	Growth Rate	2% - 243%
Private Equity Debt	$ 2,380,000		Discount Rate	14% - 20.20%
		Guideline transaction comparison	Projected reveune mulitple	1.20x - 5.70x
		Guideline company comparison	Projected reveune mulitple	.9x - 3.80x
		Guideline company comparison	Control Premium	30%
		Option pricing method	Volatility	80.80%
			Risk Free Rate	1.94%

The following is a summary of quantative information about significant unobservable valuation inputs not determined by management for Level 3 Fair Value Measurements for investments held as of June 30, 2018:

Type of Level 3 Investment	Fair Value as of June 30, 2018	Valuation Technique
Direct Real Estate	$ 2,092,631	Recent Transaction Value
High Yield Loans - Short Term	$ 1,590,000	Face Value
Private Real Estate Investments	$ 3,330,144	Recent Transaction Value
Real Estate Loans - Short Term	$ 4,660,493	Face Value
Private Equity	$ 11,955,189	Recent Transaction Value
Public Real Estate Investments	$ 401,602	Share Price
Warrants	$ 537,230	Recent Transaction Value

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from gross investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from gross investment income and distributions from net realized gains are recorded on ex- dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Investment Companies – The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as ETFs, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for open tax years 2015, 2016, and 2017. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the period ended June 30, 2018, the Fund did not have contributions to capital due to redemption fees.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the period ended June 30, 2018, amounted to $24,283,444 and $17,786,627, respectively.

4. ADVISORY FEE AND FUND TRANSACTIONS

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.50% of the Fund’s average daily net assets. For the period ended June 30, 2018, the Adviser earned $640,197 in advisory fees.

Expense limitation agreement – The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares (the “Expense Limitation”), respectively, through December 31, 2019. For the period ended June 30, 2018, the Adviser waived $361,070 in advisory fees to the Fund in accordance with this agreement. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Fund’s Board. The Expense Limitation Agreement will remain in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. During the period ended June 30, 2018, the Adviser did not recoup any expenses. As of June 30, 2018, $703,853 is subject to recoupment through December 31, 2018, $525,023 through December 31, 2019, $458,874 through December 31, 2020, and $361,070 through December 31, 2021, to the extent the Expense Limitation Agreement is still in effect.

Distribution Agreement – The Fund has adopted a Distribution Agreement (the “Agreement”). The Agreement provides that a monthly distribution fee is calculated at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C. Class A and Class I shares are not currently subject to a distribution fee. For the period ended June 30, 2018, $78,713 had been expensed for Class C distribution fees. Wildermuth Securities, LLC (an affiliate to the Adviser) is a principal co-distributor of the Fund, and is compensated for its services, which is a related party fee.

Shareholder Services Plan – The Fund has adopted a Shareholder Services Plan and Agreement (the “Plan). The Plan provides that a monthly service fee is calculated up to an annual rate equal to 0.25% of average daily net assets separately attributable to Class A and Class C shares. Class I shares are not included under the Plan and are not subject to a 0.25% average daily net asset fee. For the period ended June 30, 2018, Class A had expensed $79,295 in shareholder service fees and Class C had expensed $26,238. The Plan is with Wildermuth Advisory, LLC (the Adviser), who is compensated for its services, which is a related party fee.

Trustees – Each Independent Trustee receives a retainer of $5,000 per year, plus $2,500 for each board or board committee meeting the trustee attends in person ($3,000 for attendance by the chairperson of the audit committee at each meeting of the audit committee), or $500 for each meeting the trustee attends telephonically. If there is a meeting of the Board and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairperson of the audit committee if there is a meeting of such committee) for an in person meeting and $750 ($1,000 for the chairperson of the audit committee if there is a meeting of such committee) for meetings attended telephonically. No “interested persons” who serve as Trustees of the Fund received any compensation for their services as Trustees. None of the executive officers received compensation from the Fund.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

5. FEDERAL TAX INFORMATION

At December 31, 2017, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$72,056,321
Gross unrealized appreciation	$11,137,384
Gross unrealized depreciation	(642,165)
Net unrealized appreciation on investments	$10,495,219

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in partnerships.

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	58,411
Tax accumulated earnings	58,411
Accumulated capital and other losses	—
Net unrealized appreciation on investments	10,495,219
Net unrealized depreciation on foreign currency translations	(26,017)
Total accumulated earnings/(deficit)	$10,527,613

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gains	1,098,845	—
Return of capital	793,560	379,066
Total distributions paid	$1,892,405	$379,066

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended December 31, 2017, the Fund utilized $180,941 of short-term non-expiring capital loss carryovers and $20,422 of long-term non-expiring capital loss carryovers.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

During the period ended June 30, 2018, the Fund completed two repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

Repurchase Pricing Date	January 29, 2018	June 26, 2018
% of Shares Offered - Total Fund	5.00%	5.00%
Number of Shares Offered - Total Fund	315,577	333,648
Pricing Date Net Asset Value - Class A	$13.30	$13.22
Pricing Date Net Asset Value - Class C	$13.10	$12.98
Pricing Date Net Asset Value - Class I	$13.37	$13.30
Number of Shares Tendered - Class A	100,868	215,970
Number of Shares Tendered - Class C	14,944	10,565
Number of Shares Tendered - Class I	—	8,515
% of Shares Tendered - Total Fund	1.83%	3.52%

7. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Additional information on each restricted security held by the Fund on June 30, 2018 is as follows:

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Value	% of Net Assets
Abbott Secondary Opportunities LP	April 13, 2017	—	$387,517	$458,206	0.49%
Airport Center Development Partners, LLC 9.50%, 9/17/2018	March 21, 2017	371,213	350,796	371,213	0.40%
ARCTRUST, Inc.	June 30, 2016	95,075	1,103,999	1,348,168	1.44%
Atlanta Healthcare Property Consultants, LLC, 18.00%, 7/18/2018	May 19, 2017	500,000	506,926	530,000	0.57%
Atlas Fintech Holdings Corp.	December 20, 2016	144	1,506,000	1,656,000	1.77%
Atlas Fintech Holdings Corp., Exercise Price $13,000, Notional: $1,300,000, 12/20/2021	December 20, 2016	100	—	—	0.00%
Atlas Fintech Holdings Corp., Exercise Price $14,950, Notional: $657,800, 8/9/2022	December 20, 2016	44	—	—	0.00%
Auda Capital SCS SICAV SIF- Auda Asia Secondary Fund	April 2, 2018	—	918,206	1,004,266	1.07%
Basic-Fit NV	September 21, 2017	8,000	171,850	269,936	0.28%
Behringer Harvard Opportunity	February 17, 2015	111,521	237,920	217,466	0.23%
Black Creek Diversified Property Fund, Inc.	June 2, 2015	18,060	106,315	134,731	0.14%

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Value	% of Net Assets
Brookwood SFL Investor Co-Investment Vehicle, LLC	November 3, 2017	—	$1,208,768	$1,405,642	1.50%
Casillas Petroleum Resource Partners, LLC	October 11, 2016	—	856,834	1,540,947	1.65%
Clear Guide Medical, Inc. - Series A Preferred Stock	April 19, 2016	2,500	2,250,000	3,479,225	3.72%
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	March 6, 2018	134,898	500,000	667,745	0.71%
Clear Guide Medical, Inc. - Convertible Note, 10.00%, 7/6/2018	November 21, 2017	250,000	750,000	780,000	0.83%
Committed Advisors Secondary Fund III	March 30, 2017	—	768,802	925,896	0.99%
Condire Resource Partners LP	May 30, 2017	—	1,645,000	1,869,572	2.00%
Cottonwood Residential, Inc.	February 17, 2015	101,470	1,383,858	1,939,092	2.08%
Direct Lending Income Fund LP	April 29, 2016	—	1,625,000	1,868,651	2.00%
Doctor's Hospice of Georgia, Inc., 18.00%, 7/18/2018	June 13, 2017	1,000,000	1,011,934	1,060,000	1.13%
Dog Wood Park of Northeast Florida, LLC, 9.50%, 7/21/2018	March 21, 2017	400,000	382,000	400,000	0.43%
DSI Digital, LLC - Series A Convertible Preferred Units	November 29, 2017	2,033,849	3,000,000	3,000,000	3.21%
EJF Sidecar Fund, Series LLC - Small Financial Equities Series	October 25, 2017	—	567,240	584,245	0.63%
EJF Trust Preferred Fund LP	August 23, 2017	—	1,000,000	1,136,771	1.22%
GPB Automotive Portfolio LP	March 13, 2015	10	500,000	457,314	0.49%
Gravity Ranch Fund I LP	June 13, 2017	—	500,000	593,504	0.64%
Greenspring Opportunities V, LP	January 18, 2018	—	91,000	89,682	0.10%
Harbert Seniors Housing Fund I LP	February 24, 2017	—	1,169,660	1,253,554	1.34%
Hauiki Hui, LLC, 9.50%, 8/1/2018	January 4, 2017	400,000	382,000	400,000	0.43%
Highlands REIT, Inc.	April 28, 2016	136,771	34,827	45,135	0.05%
Inventrust Properties Corp.	March 2, 2015	153,283	353,279	481,308	0.52%
Kayne Anderson Energy Fund VII LP	September 12, 2016	—	1,563,806	2,111,764	2.26%
Metro Diner, LLC - Series B Units	November 16, 2017	3,500,000	3,500,000	3,500,000	3.75%
Metro Diner, LLC - Series II Common Units	November 16, 2017	1,880,968	—	2,575,056	2.76%
Park City (PCG), 10.5%, 3/12/2019	March 16, 2018	989,280	949,709	989,280	1.06%
PCG Select Series I LLC - Series A Preferred Stock	June 23, 2016	—	800,000	800,000	0.86%

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

Security	Initial Acquisition Date	Shares, Principal Amount or Units	Cost	Value	% of Net Assets
Phillips Edison Grocery Center	February 3, 2016	3,330	$25,995	$36,795	0.03%
PineBridge Secondary Partners IV SLP	September 19, 2017	—	335,255	361,399	0.39%
Polara Builder II, LLC	June 15, 2018	—	1,034,214	1,092,631	1.17%
PRISA III Fund LP	September 26, 2017	426	682,262	705,844	0.76%
RS17 Rexburg Preferred LLC	September 21, 2017	—	970,000	1,000,000	1.07%
Rosebrook Opportunities Fund LP	February 2, 2017	—	2,106,486	2,008,124	2.15%
RRA Credit Opportunity Fund LP	December 12, 2017	—	1,801,775	1,814,785	1.94%
Saratoga Springs Partners, LLC, 9.50%, 8/1/2018	May 5, 2017	500,000	477,738	500,000	0.54%
Schweizer - RSG, LLC - Promissory Note, 12.09%, 1/22/2021	February 6, 2018	1,600,000	1,568,000	1,600,000	1.71%
Schweizer RSG, LLC, Exercise Price $112.50, Notional: $162,225, 1/22/2028	February 6, 2018	1,442	—	—	0.00%
Shopoff Land Fund III LP	April 28, 2015	56	44,206	42,884	0.05%
Star Mountain Diversified Small Business Access Fund II LP	June 2, 2017	—	784,536	841,966	0.90%
Stonehill Strategic Hotel Credit Opportunity Fund II LP	July 18, 2016	—	780,209	974,858	1.04%
Tout, Inc. - Series C Preferred Stock	June 2, 2016	337,207	1,100,000	1,842,086	1.97%
Tout, Inc. - Series D Preferred Stock	January 30, 2018	674,136	2,265,315	2,753,310	2.95%
Uniprop Manufactured Housing Communities Income Fund II	August 31, 2015	1,725	14,801	12,610	0.01%
Walton Real Estate Fund VIII LP	May 24, 2017	—	434,140	478,551	0.51%
Waratek, Ltd. - Series B-1 Shares	June 5, 2018	313,520	1,490,570	1,830,239	1.96%
Waratek, Ltd. - Series B-2 Shares	December 28, 2017	756,826	3,696,940	4,418,132	4.73%
Waratek, Ltd. - Series B-1 Shares, Exercise Price 0.01 Euro, Notional: 922 Euro, 01/22/2028	June 5, 2018	92,212	—	537,230	0.58%
Westgate at Powers, LLC, 10.500%, 6/21/2019	January 17, 2018	2,000,000	1,890,000	2,000,000	2.14%
			$53,585,688	$64,795,813	69.35%

8. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain security shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in

Wildermuth Endowment Fund Notes to Financial Statements - Continued June 30, 2018 (Unaudited)

excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that were affiliates as of June 30, 2018 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Change in Unrealized Appreciation	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Value End of Period	Dividends Credited to Income
Brookwood SFL Investor Co-Investment Vehicle, LLC	$1,401,882	$—	$—	$44,992	$—	$(41,232)	$1,405,642	$—
Clear Guide Medical, Inc. - Series A Preferred Stock	3,479,225	—	—	—	—	—	3,479,225	—
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	—	500,000	—	167,745	—	—	667,745	—
Gravity Ranch Fund I LP	500,000	—	—	93,504	—	—	593,504	—
Polara Builder II, LLC	—	1,067,990	—	58,417	—	(33,776)	1,092,631	—
Rosebrook Opportunities Fund LP	1,067,583	940,541	—	—	—	—	2,008,124	—
RS17 Rexburg Preferred LLC	1,000,000	—	—	—	—	—	1,000,000	—
RRA Credit Opportunity Fund LP	659,333	1,184,384	—	14,933	—	(43,865)	1,814,785	—
Waratek, Ltd. - Series B-1 Shares	—	1,490,569	—	339,670	—	—	1,830,239	—
Waratek, Ltd. - Series B-2 Shares	3,366,643	975,899	—	75,590	—	—	4,418,132	37,441
Waratek, Ltd. - Series B-1 Shares, Exercise Price 0.01 Euro, Notional: 922 Euro, 01/22/2028	—	—	—	537,230	—	—	537,230	—
	$11,474,666	$6,159,383	$—	$1,332,081	$—	$(118,873)	$18,847,257	$37,441

9. OFFERING PRICE PER SHARE

Class A shares are offered subject to a maximum sales charge 5.75 % of the offering price, while Class C shares and Class I shares are not subject to a sales charge. Class C shares are subject to a 1% contingent deferred sales charge on shares redeemed during the first 365 days after purchase, while Class A shares and Class I shares are not subject to a contingent deferred sales charge. For the period ended June 30, 2018, the various broker dealers received $214,850 in underwriting commissions for sales of Class A shares, of which $64,428 was retained by the principal underwriter or other affiliated broker-dealers. For the period ended June 30, 2018, contingent deferred sales charges in the amount of $1,098 were applied to Class C shareholders.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on July 30, 2018. 88,239 shares of Class A, 14,996 shares of Class C, and 411 shares of Class I were tendered. The shares tendered represented 1.37% of the Fund’s outstanding shares on the Repurchase Pricing Date.

Management has concluded that there are no outstanding circumstances requiring adjustment or disclosure in the financial statements.

Wildermuth Endowment Fund Additional Information June 30, 2018 (Unaudited)

Proxy Voting Policy — Information regarding how the Fund votes proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-889-8981 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-889-8981.

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Investment Adviser

Wildermuth Advisory, LLC
11525 Park Woods Circle, Ste. 200
Alpharetta, Georgia 30005

Co-Distributors

Wildermuth Securities, LLC
11525 Park Woods Circle Ste. 220
Alpharetta, Georgia 30005-2422

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

This material must be preceded or accompanied by a prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 889-8981, or by visiting our website www.wildermuthendowmentfund.com. The Fund’s Prospectus should be read carefully before investing.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Class A:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2018 (1)	100,868	$13.30	0	0
Feb. 1-28, 2018	0	0	0	0
Mar. 1-31, 2018	0	0	0	0
Apr. 1-30, 2018	0	0	0	0
May. 1-31, 2018	0	0	0	0
Jun. 1-30, 2018 (2)	215,970	$13.22	0	0
Jul. 1-31, 2018	0	0	0	0
Aug. 1-31, 2018	0	0	0	0
Sep. 1-30, 2018	0	0	0	0
Oct. 1-31, 2018	0	0	0	0
Nov. 1-30, 2018	0	0	0	0
Dec. 1-31, 2018	0	0	0	0
Total	316,838	$13.25	0	0

Class C:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2018 (1)	14,944	$13.10	0	0
Feb. 1-28, 2018	0	0	0	0
Mar. 1-31, 2018	0	0	0	0
Apr. 1-30, 2018	0	0	0	0
May. 1-31, 2018	0	0	0	0
Jun. 1-30, 2018 (2)	10,565	$12.98	0	0
Jul. 1-31, 2018	0	0	0	0
Aug. 1-31, 2018	0	0	0	0
Sep. 1-30, 2018	0	0	0	0
Oct. 1-31, 2018	0	0	0	0
Nov. 1-30, 2018	0	0	0	0
Dec. 1-31, 2018	0	0	0	0
Total	25,509	$13.05	0	0

Class I:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2018 (1)	0	0	0	0
Feb. 1-28, 2018	0	0	0	0
Mar. 1-31, 2018	0	0	0	0
Apr. 1-30, 2018	0	0	0	0
May. 1-31, 2018	0	0	0	0
Jun. 1-30, 2018 (2)	8,515	$13.30	0	0
Jul. 1-31, 2018	0	0	0	0
Aug. 1-31, 2018	0	0	0	0
Sep. 1-30, 2018	0	0	0	0
Oct. 1-31, 2018	0	0	0	0
Nov. 1-30, 2018	0	0	0	0
Dec. 1-31, 2018	0	0	0	0
Total	8,515	$13.30	0	0

(1)	On December 29, 2017 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of January 29, 2018 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 315,577 shares represented 5% of the Registrant's total outstanding shares.
(2)	On June 4, 2018 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of June 26, 2018 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 333,648 shares represented 5% of the Registrant's total outstanding shares.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable.

(a)(4)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Endowment Fund

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)
September 5, 2018

/s/ Gerard Scarpati
By: Gerard Scarpati
Treasurer and Chief Financial Officer
(Principal Financial Officer)
September 5, 2018